CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income for the year	$ 511,607	$ 473,166
Items that may be subsequently reclassified to net income:
Cash flow hedge reserve	(12,823)
Reclassified from the cash flow hedge reserve to net income	859
Cash flow hedge reserve, net of reclassification	(11,964)
Pension benefit obligations:
Remeasurement loss on pension benefit obligations (Note 14)	(2,721)	(4,296)
Income tax impact (Note 24)	812	572
Equity securities (Note 9):
Net change in fair value of equity securities at FVTOCI	157,672	12,238
Income tax impact (Note 24)	(12,534)
Total other comprehensive income that will not be reclassified to profit or loss, net of tax	143,229	8,514
Other comprehensive income for the year	131,265	8,514
Total comprehensive income for the year	$ 642,872	$ 481,680